UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

BioLargo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-19709	65-0159115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14921 Chestnut St., Westminster, California	92683
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 643-9540

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                    ☐

Item 3.02 Unregistered Sales of Equity Securities

The discussion set forth in Item 8.01 is incorporated herein by reference.

Item 8.01 Other Events.

On June 1, 2018, we (BioLargo, Inc., the “Company”) elected to convert the $821,880 outstanding promissory notes remaining in our 2015 Unit Offering on their June 1, 2018 maturity date into 2,488,819 shares of our common stock. Of the shares issued, 2,411,004 were issued in satisfaction of principal amounts due on notes with conversion prices of $0.25, $0.35, and $0.55, and 77,815 were issued in satisfaction of $19,725 in interest. Of the 2,488,819 shares issued, 2,411,004 shares were registered with the Securities and Exchange Commission (“SEC”) on Form S-1 filed June 9, 2017 and effective June 15, 2017.

On May 31, 2018, an investor elected to convert a $440,000 2015 Unit Offering promissory note into common stock at $0.30 per share. Including outstanding interest paid at $0.25 per share, 1,508,329 shares were issued in full satisfaction of the note. The investor chose to pay $88,000 to the Company to reduce the original conversion price from $0.55 to $0.30 per share. The shares issued to the investor were registered with the SEC on Form S-1 filed June 9, 2017 and effective June 15, 2017.

On June 5, 2018, an investor elected to convert $25,000 of a $500,000 note maturing September 18, 2018, into 100,000 shares of our common stock, pursuant to the terms of the note. The shares issued to the investor were registered with the SEC on Form S-1 filed and effective January 8, 2018. On June 5, 2018, an investor elected to convert $50,000 of a $150,000 note maturing October 16, 2018, into 200,000 shares of our common stock, pursuant to the terms of the note. The shares issued to the investor were registered with the SEC on Form S-1 filed and effective January 8, 2018.

As of the date of this Report, the Company has the following outstanding debt obligations:

	December 31, 2017	June 1, 2018

Current liabilities
Convertible notes payable
One-year convertible notes, mature July 18, 2018	$280,000	$280,000
Convertible notes, mature June 1, 2018 (2015 Unit Offering)	4,468,847	---
Nine-month convertible note, matures September 18, 2018	500,000	475,000
Nine-month convertible note, matures October 16, 2018	—	100,000
Total convertible notes payable	$5,248,847	$855,000

Long-term liabilities:
Line of credit, matures September 1, 2019	$—	$390,000
Convertible notes payable
Convertible note, matures July 20, 2019	440,000	440,000
Convertible notes, mature June 17, 2019	283,571	---
Convertible notes, mature December 31, 2019	292,000	75,000
Convertible note, matures March 8, 2020	—	50,000
Convertible notes, mature June 20, 2020	523,700	125,000
Convertible notes, mature April 20, 2021	—	100,000
Total convertible notes payable	$1,539,271	$790,000

Total	$6,788,118	$2,035,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2018	BIOLARGO, INC.

	By:	/s/ Dennis P. Calvert
Dennis P. Calvert
President and Chief Executive Officer